Exhibit 10.13

EXECUTION VERSION

AMENDMENT NUMBER ONE

to the

Master Repurchase Agreement

Dated as of November 2, 2010

among

PENNYMAC CORP.

PENNYMAC MORTGAGE INVESTMENT TRUST HOLDINGS I, LLC

and

WELLS FARGO BANK, NATIONAL ASSOCIATION

This AMENDMENT NUMBER ONE is made this 18th day of August, 2011, by and among PENNYMAC CORP., a Delaware corporation, PENNYMAC MORTGAGE INVESTMENT TRUST HOLDINGS I, LLC, a Delaware limited liability company (each a “Seller” and collectively the “Sellers”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Buyer”), to the Master Repurchase Agreement, dated as of November 2, 2010, by and among Sellers and Buyer (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”).

WHEREAS, Sellers have requested that Buyer amend the Agreement to modify the pricing terms, income distributions, covenants and certain other provisions thereunder; and

WHEREAS, Sellers and Buyer have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.           Amendment. Effective as of August 18, 2011 (the “Amendment Effective Date”), the Agreement is hereby amended as follows:

(a)           The Table of Contents of the Agreement is hereby modified by adding “Schedule 7 Schedule of Reports” on page “iv” therein.

(b)           Article 2 of the Agreement is hereby amended by adding the following definitions (in the appropriate alphabetical order) thereto:

“Amendment Effective Date”: August 18, 2011.

“Ancillary Income”:   All income derived from the Mortgage Loans (other than payments or other collections in respect of principal, interest, Escrow Payments and prepayment penalties attributable to the Mortgage Loans) including, but not limited to, all interest received on funds deposited in the Custodial Account (as defined in the Servicing Agreement) or any Escrow Account (as defined in the Servicing Agreement and subject to applicable law), assumption fees, reconveyance fees, subordination fees, speedpay fees, mortgage pay on the web fees, automatic clearing house fees, demand statement fees, modification fees, if any, fees received with respect to checks on bank drafts returned by the related bank for insufficient funds, assumption fees and other similar types of fees arising from or in connection with any Mortgage Loan to the extent not otherwise payable to the Mortgagor under applicable law or pursuant to the terms of the related Mortgage Note. In no event shall the Servicer be entitled to any prepayment penalties.

“Buyout Amount”:  Any amount paid by a Seller to (i) remove an Underlying Mortgage Loan from the pool of mortgage loans supporting a Purchased REMIC Certificate in accordance with the related REMIC Declaration Agreement on a Conversion Date, and (ii) convert such Underlying Mortgage Loan into an Eligible Mortgage Loan, provided the related Mortgage Loan remains at all times subject to the terms of a Transaction hereunder.

“Collection and Reporting Period”:  For any Purchased Asset the first day of each calendar month through and including the last day of such calendar month.

“Reconciliation Date”:  (i) each Remittance Date, (ii) the date which is two (2) weeks following such Remittance Date and (iii) with respect to a foreclosed Purchased Mortgage Loan or Underlying Mortgage Loan that has not been repurchased by Sellers, any date on which the Purchase Price of such foreclosed Purchased Mortgage Loan or Underlying Mortgage Loan when added to the aggregate outstanding Purchase Price of all other foreclosed Purchased Mortgage Loans and Underlying Mortgage Loans that have not been repurchased by Sellers, exceeds $3,000,000.

(c)           Article 2 of the Agreement is hereby amended by deleting the definitions of “Carryover Amount”, “Direct Pass-Through Expenses”, “Estimate of Guarantor Net Income”, “Foreclosed Mortgage Loan” “Management Fees” and “Sale and Disposition of Purchased Assets” therein in their respective entirety.

(d)           Article 2 of the Agreement is hereby amended by deleting the definitions of “Applicable Percentage”, “Conversion Date”, “Early Repurchase Schedule”, “Margin Deficit”, “Removed Mortgage Loan” and “Turbo Trigger Event” therein in their respective entirety and replacing each of them (as applicable) with the following:

“Applicable Percentage”:  For each Purchased Asset, the applicable percentage (up to the Maximum Applicable Percentage) determined by Buyer in its sole discretion for such Purchased Asset on the Purchase Date thereof and set forth in the applicable Confirmation.  For the avoidance of doubt any Purchased Asset which is a Mortgage Loan shall have an Applicable Percentage of zero upon completion of any related foreclosure sale or other liquidation of the related Mortgage Loan.

“Conversion Date”: With respect to any Purchased REMIC Certificate, the date on which Buyer releases its rights, title and interest in a Removed Mortgage Loan and such Removed Mortgage Loan becomes subject to a Transaction as a Purchased Mortgage Loan pursuant to Section 3.01(g)(i) hereof.

“Early Repurchase Schedule”: With respect to any Early Repurchase on the schedule set forth Exhibit F attached hereto.

“Margin Deficit”:  Either a REO Margin Deficit or Mortgage Loan/REMIC Margin Deficit.

“Removed Mortgage Loans”: Any Underlying Mortgage Loan which, upon payment of the related Buyout Amount, is removed from the pool of mortgage loans supporting a Purchased REMIC Certificate in accordance with the related REMIC Declaration Agreement on a Conversion Date and held by PMC.

“Turbo Trigger Event”:  At any time that: (i) the Aggregate Purchase Price falls below $12,500,000; or (ii) a loss of REMIC status occurs with respect to any related REMIC Certificate.

(e)           Article 2 of the Agreement is hereby amended by modifying the definition of “Eligible Mortgage Loan” by deleting each of clauses (v) and (ix) therein in their respective entirety and replacing each of them with “[Reserved]”.

(f)            Article 2 of the Agreement is hereby amended by modifying the definition of “Eligible REO Property” by:

(i)            deleting clause (b) therein and replacing it with the following:

“(b)        as to which (i) the related REO Deed has been recorded by the applicable recording office in the name of PC REO and evidence of recording thereon (acceptable to Buyer) has been delivered to Buyer or its designee, or (ii) the related REO Deed has been sent for recordation in the name of PC REO to the applicable recording office and Buyer has received (y) an email transmittal from Seller acknowledging that the related REO Deed has been sent for recordation in the name of PC REO to the applicable recording office and (z) a receipt, electronic transmittal or other written evidence provided by Sellers’ vendor acknowledging that such REO Deed has been sent for recordation in the name of PC REO and listing the recording office to which such REO Deed was submitted”

(ii)           replacing the word “and” appearing at the end of clause (x) and clause (xi) with the following;

“(xi)         With respect to REO Property for which the REO Deed has been submitted for recordation in the name of PC REO and a recorded REO Deed has not yet been returned, the state in which the REO Property is located is a race/notice or a notice jurisdiction identified on Schedule 8 hereto (as such Schedule may be updated by Buyer from time to time) with respect to the recordation of real property deeds; and

(xii)          Any other eligibility criteria as mutually agreed to by the Buyer and Sellers.”

(g)           Article 2 of the Agreement is hereby amended further by modifying the definition of “Eligible REO Property” by deleting clause (x) therein in its entirety and replacing it with “[Reserved]; and”.

(h)           Article 2 of the Agreement is hereby amended by modifying the definition of “Income” by deleting clause (f) therein in its entirety and replacing it with the following:

“(f) with respect to Purchased REMIC Certificates and Purchased REO Entity Interests, each of the foregoing amounts collected with respect to the related Underlying Assets; provided, that (x) Ancillary Income, (y) any Buyout Amounts on deposit in the Participation Account or Waterfall Account and (z) amounts that under the applicable Asset Documents are required to be deposited into and held in escrow or reserve to be used for a specific purpose, such as taxes and insurance, shall not be included in the term “Income”; unless and until with respect to clause (z) only, (i) an event of default exists under such Asset Documents, (ii) the holder of the related Purchased Asset or Underlying Asset has exercised or is entitled to exercise rights and remedies with respect to such amounts, (iii) such amounts are no longer required to be held for such purpose under such Asset Documents, or (iv) such amounts may be applied to all or a portion of the outstanding indebtedness under such Asset Documents.”

(i)            Article 2 of the Agreement is hereby amended by modifying the definition of “Market Value” by deleting the last sentence of the first paragraph therein and replacing it with the following:

“Notwithstanding anything else in this definition, the Market Value shall be deemed to be zero with respect to each Purchased Asset or Underlying Asset for which such valuation is not provided and/or with respect to which:”

(j)            Article 2 of the Agreement is hereby amended further by modifying the definition of “Market Value” by (1) deleting “or” at end of clause (i) therein; (2) replacing the period with “; or” at the end of clause (j) therein; and (3) adding new clause (k) as follows:

“(k) as of any Reconciliation Date, the Purchased Mortgage Loan or Underlying Mortgage Loan has been foreclosed and has not been repurchased by Sellers.”

(k)           Article 2 of the Agreement is hereby amended by modifying the definition of “Purchase Price” by deleting clause (ii) therein and replacing it with following:

“(ii)         any Principal Payments remitted to the Waterfall Account and which were applied to the Purchase Price of such Purchased Asset by Buyer pursuant to Section 5.02(b)(I) and clause fifth of Section 5.02(b)(II) and (c), and”

(l)            Section 3.01(g)(i) of the Agreement is hereby amended by deleting the last sentence therein in its entirety and replacing it with the following:

“Notwithstanding anything contained herein to the contrary, each Conversion Date hereunder shall occur prior to the date of the completion of the related foreclosure sale with respect to each related Removed Mortgage Loan.”

(m)          Section 3.01(g)(ii) of the Agreement is hereby amended by deleting the section in its entirety and replacing it with “[Reserved]”.

(n)           Section 3.04 is hereby amended by deleting the definition of “Early Repurchase Date” in its entirety and replacing it with the following:

“Sellers may terminate any Transaction with respect to any or all Purchased Assets subject to an Early Repurchase and repurchase such Purchased Assets on any date prior to the Repurchase Date”

(o)           Section 3.04 of the Agreement is hereby amended by deleting subparagraph (iii) of the second paragraph thereof in its entirety and replacing it with “(iii) either (1) any Underlying Mortgage Loan is not an Eligible Mortgage Loan at any time after the date the REMIC Certificates were issued, as determined by Buyer or (2) evidence acceptable to Buyer that any related REO Deed has been recorded (or submitted for recording, as applicable) in the name of the PC REO in the appropriate recording office has not been delivered to Buyer, Buyer may assign a Market Value of zero to such Underlying Mortgage Loan, or”.

(p)           Section 3.06(c) of the Agreement is hereby amended by deleting the references therein to “Closing Date” and replacing each of them with “Amendment Effective Date”.

(q)           Section 4.01(a) of the Agreement is hereby amended by deleting the section its entirety and replacing it with the following:

If on any date the Market Value of all Purchased Mortgage Loans and Purchased REMIC Certificates (taking into account the Market Value of the Underlying Mortgage Loans) is less than the product of (A) Buyer’s Margin Percentage times (B) the aggregate outstanding Purchase Price for such Purchased Assets as of such date, a margin deficit shall exist (a “Mortgage Loan/REMIC Margin Deficit”).  If on any date the Market Value of all Purchased REO Entity Interests (taking into account the Market Value of the related REO Properties) is less than the product of (A) Buyer’s Margin Percentage times (B) the aggregate outstanding Purchase Price for such Purchased Assets as of such date, a margin deficit shall exist (an “REO Margin Deficit”).  If on any date that a Mortgage Loan/REMIC Margin Deficit exists, Buyer may provide a Margin Call Notice to Sellers notifying Sellers of such Margin Deficit (a “Margin Call”) and such Margin Call Notice shall require Sellers, upon Buyer’s direction to either (i) transfer cash to Buyer, (ii) transfer to Buyer or its designee (including Custodian) for no additional consideration additional Eligible Assets (“Additional Purchased Assets”), or (iii) choose (at Buyer’s discretion) any combination of the foregoing, so that, after giving effect to such transfers and payments, the aggregate outstanding Purchase Price for all Purchased Mortgage Loans and Purchased REMIC Certificates does not exceed the product of (A) the aggregate Market Value thereof times (B) the Applicable Purchase Price Percentage.  If on any date that an REO Margin Deficit exists, Buyer may make a Margin Call and Sellers may, but shall have no obligation to, (i) transfer cash to Buyer, (ii) transfer to Buyer or its designee (including Custodian) for no additional consideration Additional Purchased Assets, or (iii) choose (at Buyer’s discretion) any combination of the foregoing, so that, after giving effect to such transfers, repurchases and payments, the aggregate outstanding Purchase Price for all Purchased REO Entity Interests does not exceed the product of (A) the aggregate Market Value thereof times (B) the Applicable Purchase Price Percentage.  Buyer shall apply the funds received in satisfaction of a Margin Deficit to the Repurchase Obligations in such manner as Buyer determines; provided that any funds received from Sellers to satisfy an REO Margin Deficit shall be applied to satisfy such REO Margin Deficit and any funds received from Sellers to satisfy a Mortgage Loan/REMIC Margin Deficit shall be applied to satisfy such Mortgage Loan/REMIC Margin Deficit.  For the avoidance of doubt a Margin Call may be made with respect to a single Purchased Asset or multiple Purchased Assets.

(r)            Section 5.02 of the Agreement is hereby amended by deleting the reference therein to “Pricing Period” and replacing it with “Collection and Reporting Period”.

(s)           Section 5.02(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(a)         All Income received prior to the occurrence of a Turbo Trigger Event shall be applied as follows:

I.              With respect to Income on deposit in the Waterfall Account with respect to the Purchased REO Entity Interests:

first, to pay to Buyer an amount equal to the Price Differential accrued with respect to all Purchased REO Entity Interests as of such Remittance Date;

second, to pay to Buyer an amount sufficient to eliminate any outstanding REO Margin Deficit;

third, to deposit any amounts necessary to maintain the Required Amount with respect to the Purchased REO Entity Interests in the REO Property Interest Reserve Account;

fourth, to pay to Buyer an amount equal to all default interest, late fees, fees, expenses and Indemnified Amounts then due and payable from Sellers and other applicable Persons to Buyer under the Repurchase Documents and allocable to the Purchased REO Entity Interests; and

fifth, any remaining amounts to the Waterfall Account.

II.            With respect to Income on deposit in the Waterfall Account with respect to the Purchased Mortgage Loans and Purchased REMIC Certificates and any amounts referred to in clause fifth of (a)(I) above:

“first, to pay to Buyer an amount equal to the Price Differential accrued with respect to all Purchased REMIC Certificates and Purchased Mortgage Loans as of such Remittance Date and any outstanding Facility Fees;

second, to pay to Buyer an amount sufficient to eliminate any outstanding Mortgage Loan/REMIC Margin Deficit with respect to the Purchased REMIC Certificates and the Purchased Mortgage Loans (without limiting Sellers’ obligation to satisfy a Mortgage Loan/REMIC Margin Deficit in a timely manner as required by Section 4.01);

third, to deposit any amounts necessary to maintain the Required Amount with respect to the Purchased Mortgage Loans and Purchased REMIC Certificates in the Mortgage Loan Interest Reserve Account;

fourth, to pay to Buyer an amount equal to all default interest, late fees, fees, expenses and Indemnified Amounts then due and payable from Sellers and other applicable Persons to Buyer under the Repurchase Documents and allocable to the Purchased REMIC Certificates and the Purchased Mortgage Loans; and

fifth, any remaining amounts to Sellers.”

(t)            Section 5.02(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(b)  All Income received during the occurrence of a Turbo Trigger Event with respect to Purchased Assets shall be applied as follows:

I.              With respect to Income on deposit in the Waterfall Account with respect to the Purchased REO Entity Interests to be paid to Buyer to reduce the aggregate outstanding Purchase Price of such Purchased Assets to zero and any remaining amounts to be paid in accordance with section (II) below.

II.            With respect to Income on deposit in the Waterfall Account with respect to the Purchased Mortgage Loans and Purchased REMIC Certificates and any amounts referred to in clause sixth of (a)(I) above:

first, to pay to Buyer an amount equal to the Price Differential accrued with respect to all Purchased REMIC Certificates and Purchased Mortgage Loans as of such Remittance Date;

second, to pay to Buyer an amount sufficient to eliminate any outstanding Mortgage Loan/REMIC Margin Deficit with respect to the Purchased REMIC Certificates and the Purchased Mortgage Loans (without limiting Sellers’ obligation to satisfy a Mortgage Loan/REMIC Margin Deficit in a timely manner as required by Section 4.01);

third, to deposit any amounts necessary to maintain the Required Amount with respect to the Purchased Mortgage Loans and Purchased REMIC Certificates in the Mortgage Loan Interest Reserve Account;

fourth, to pay to Buyer an amount equal to all default interest, late fees, fees, expenses and Indemnified Amounts then due and payable from Sellers and other applicable Persons to Buyer under the Repurchase Documents and allocable to the Purchased Mortgage Loans and Purchased REMIC Certificates;

fifth, to pay to Buyer, the amount needed to reduce the aggregate outstanding Purchase Price for the Purchased REMIC Certificates and Purchased Mortgage Loans to zero; and

sixth, any remaining amounts to Sellers.”

(u)           Section 5.02(d) of the Agreement is hereby amended by deleting the reference to “second of Section 5.02(a)(II)” therein and replacing it with “first of Section 5.02(a)(II)”.

(v)           Section 6.02(c) of the Agreement is hereby amended by deleting the reference to “(including, without limitation any Foreclosed Mortgage Loans)” therein.

(w)          Section 8.09(g) of the Agreement is hereby amended by adding new section (vi) therein as follows:

“(vi)        servicing reports identifying the aggregate outstanding servicing advances (including without limitation Protective Servicing Advances) made by Seller or Servicer with respect to the Purchased Assets or Underlying Assets.”

(x)            Section 8.09(g)(iii) of the Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:

“(iii) servicing reports for the prior Collection and Reporting Period, including identification of any modifications to any Purchased Assets or Underlying Assets;”

(y)           Section 8.09(g)(iv) of the Agreement is hereby amended by deleting the reference therein to “prior month” and replacing it with “prior Collection and Reporting Period”.

(z)            Section 8.09(i) of the Agreement is hereby amended by deleting the section its entirety and replacing it with the following:

“(i) (x) daily/weekly/monthly reports as set forth on Schedule 7 attached hereto and (y) “view access” to Sellers’ REO Property management systems, to Buyer as required and mutually agreed upon prior to the Purchase Date of the first Transaction following the Amendment Effective Date;”

(aa)         Section 8.12 of the Agreement is hereby amended by deleting the section its entirety and replacing it with the following:

“8.12       Trailing Fees and Expenses for Recordation of REO Deed. In the event that PMC or PC REO shall incur any trailing fees and/or expenses from time to time in connection with the recordation of any REO Deed, PMC or PC REO, as the case may be, shall promptly satisfy such payment obligation.”

(bb)         Section 11.04(a) of the Agreement is hereby amended by deleting the last sentence therein in its entirety and replacing it with the following:

“Each such REO Deed shall be duly executed, be in recordable form in accordance with applicable law and shall have been recorded (or submitted for recording, as applicable) in the recordation office of the jurisdiction in which the REO Property is located.”

(cc)         Section 11.04(b) of the Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:

“PMC shall cause PC REO, with respect to any REO Property owned by it or transferred to it, to deliver a correct and complete REO Property File (including a certified copy of the file-stamped REO Deed or, in the case where the REO Deed has been submitted to the applicable recording office for recordation but not yet returned, a receipt or other written acknowledgment (acceptable to Buyer) from the clerk evidencing the receipt of such REO Deed) to Buyer or its designee as a condition precedent to any Transaction involving such REO Property.    Each copy of an REO Deed delivered to the Buyer or its designee as part of an REO Property File (including intervening deeds) shall be a true, correct and complete copy of the original REO Deed, the original REO Deed shall be acceptable to Buyer in all respects and shall have been recorded in the name of PC REO in the appropriate recording office.  Each title commitment, ‘date-down’ or trustee’s sale guarantee delivered to the Buyer or its designee as part of an REO Property File shall be a true, correct and complete copy of the original document.”

(dd)         Section 18.01 of the Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:

“This Agreement and any claim, controversy or dispute arising under or related to or in connection with this Agreement, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.”

(ee)         Schedule 1-B to the Agreement is hereby amended by adding the following new paragraph at the end thereof:

“(u)         Recordation of REO Deed. All conditions to the recordation of the related REO Deed have been satisfied by PMC and PC REO, including without limitation payment of all transfer taxes, fees and expenses incurred in connection with such recordation as a requirement for such recordation and with the transfer of the REO Property to PC REO, extinguishment of all liens on the REO Property and satisfactory submission of all required forms to the applicable recording office, as may be required by applicable law.”

(ff)           The Agreement is hereby amended by adding new Schedules 7 and 8 in the form attached hereto as Exhibit A, directly after the end of Schedule 6 to Agreement.

SECTION 2.           Defined Terms.  Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

SECTION 3.           Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment Number One need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 4.           Representations.  In order to induce Buyer to execute and deliver this Amendment Number One, Sellers hereby represent to Buyer that as of the date hereof, Sellers are in full compliance with all of the terms and conditions of the Agreement, including without limitation, all of the representations and warranties and all of the affirmative and negative covenants, and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 5.           Fees and Expenses. Sellers agree to pay to Buyer all reasonable fees and out of pocket expenses incurred by Buyer in connection with this Amendment Number One (including all reasonable fees and out of pocket costs and expenses of Buyer’s legal counsel incurred in connection with this Amendment Number One) pursuant to Section 13.02 of the Agreement.

SECTION 6.           Governing Law. This Amendment Number One and any claim, controversy or dispute arising under or related to or in connection with this Amendment Number One, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

SECTION 7.           Counterparts.  This Amendment Number One may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same agreement.  This Amendment Number One, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  No signatory to this Amendment Number One shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Sellers and Buyer have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

WELLS FARGO BANK, NATIONAL

ASSOCIATION, as Buyer

By:	/s/ Goetz Rokahr
Its:	Goetz Rokahr
Title:	Vice President

[Additional Signature Pages Follow]

Signature Pages to Amendment Number One to Master Repurchase Agreement (WF-PennyMac)

PENNYMAC CORP., as a Seller

By:	/s/ David M. Walker
Its:	David M. Walker
Title:	Chief Credit Officer

PENNYMAC MORTGAGE INVESTMENT
TRUST HOLDINGS I, LLC, as a Seller

By:	/s/ David M. Walker
Its:	David M. Walker
Title:	Chief Credit Officer

Signature Pages to Amendment Number One to Master Repurchase Agreement (WF-PennyMac)

EXHIBIT A

Schedule 7

Reports

Daily Reports

•         Wells NPL Cashbook

Weekly Reports

•         REO Report

•         Wells REMIC Buyout Report

Monthly Reports

•         Full Loan Activity Report (LAR)

•         Wells NPL Repo Servicing Pricing File

Signature Pages to Amendment Number One to Master Repurchase Agreement (WF-PennyMac)

Schedule 8

Schedule of Race-Notice and Notice Jurisdictions

Alabama

Alaska

Arizona

Arkansas

California

Colorado

Connecticut

District of Columbia

Florida

Georgia

Hawaii

Idaho

Illinois

Indiana

Iowa

Kansas

Kentucky

Maine

Maryland

Massachusetts

Michigan

Minnesota

Mississippi

Signature Pages to Amendment Number One to Master Repurchase Agreement (WF-PennyMac)

Missouri

Montana

Nebraska

Nevada

New Hampshire

New Jersey

New Mexico

New York

North Dakota

Oklahoma

Oregon

Rhode Island

South Carolina

South Dakota

Tennessee

Texas

Utah

Vermont

Virginia

Washington

West Virginia

Wisconsin

Wyoming

Signature Pages to Amendment Number One to Master Repurchase Agreement (WF-PennyMac)